Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(23,419,080)
Unrealized Gain (Loss) on Market Value of Futures	15,441,626
Interest Income	44,050
ETF Transaction Fees	1,050
Total Income (Loss)	$(7,932,354)

Expenses
Management Fees	$340,884
Professional Fees	77,797
Brokerage Commissions	38,168
Non-interested Directors' Fees and Expenses	3,401
Prepaid Insurance Expense	5,935
Total Expenses	$466,185
Net Income (Loss)	$(8,398,539)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/15	$523,604,526
Additions (100,000 Shares)	4,215,376
Withdrawals (150,000 Shares)	(6,321,190)
Net Income (Loss)	(8,398,539)

Net Asset Value End of Month	$513,100,173
Net Asset Value Per Share (12,250,000 Shares)	$41.89

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2015

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	(11,775)
Interest Income	102
ETF Transaction Fees	350
Total Income (Loss)	$(11,323)

Expenses
Management Fees	$1,213
Professional Fees	5,366
Brokerage Commissions	35
Non-interested Directors' Fees and Expenses	15
Prepaid Insurance Expense	22
Total Expenses	6,651
Expense Waiver	(5,158)
Net Expenses	$1,493
Net Income (Loss)	$(12,816)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/15	$1,567,435
Additions (50,000 Shares)	799,533
Net Income (Loss)	(12,816)

Net Asset Value End of Month	$2,354,152
Net Asset Value Per Share (150,000 Shares)	$15.69

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended September 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(36,859)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(3)
Unrealized Gain (Loss) on Market Value of Futures	39,783
Unrealized Gain (Loss) on Foreign Currency Translations	(182)
Interest Income	106
Total Income (Loss)	$2,845

Expenses
Management Fees	$1,076
Professional Fees	4,943
Brokerage Commissions	207
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	18
Total Expenses	6,257
Expense Waiver	(4,904)
Net Expenses	$1,353
Net Income (Loss)	$1,492

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/15	$2,023,748
Net Income (Loss)	1,492

Net Asset Value End of Month	$2,025,240
Net Asset Value Per Share (100,000 Shares)	$20.25

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(23,455,939)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(3)
Unrealized Gain (Loss) on Market Value of Futures	15,469,634
Unrealized Gain (Loss) on Foreign Currency Translations	(182)
Interest Income	44,258
ETF Transaction Fees	1,400
Total Income (Loss)	$(7,940,832)

Expenses
Management Fees	$343,173
Professional Fees	88,106
Brokerage Commissions	38,410
Non-interested Directors' Fees and Expenses	3,429
Prepaid Insurance Expense	5,975
Total Expenses	479,093
Expense Waiver	(10,062)
Net Expenses	$469,031
Net Income (Loss)	$(8,409,863)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/15	$527,195,709
Additions (150,000 Shares)	5,014,909
Withdrawals (150,000 Shares)	(6,321,190)
Net Income (Loss)	(8,409,863)

Net Asset Value End of Month	$517,479,565

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612